Exhibit 99.1 UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF CALIFORNIA In re ORIGIN MATERIALS, INC. STOCKHOLDER DERIVATIVE LITIGATION Case No.: 2:25-CV-00777-WBS-JD NOTICE OF PENDENCY AND PROPOSED SETTLEMENT OF DERIVATIVE ACTION TO: ALL PERSONS OR ENTITIES WHO HOLD OR BENEFICIALLY OWN, DIRECTLY OR INDIRECTLY, ORIGIN MATERIALS, INC. (“ORIGIN” OR THE “COMPANY”) COMMON STOCK AS OF OCTOBER 17, 2025 (“CURRENT ORIGIN STOCKHOLDERS”) PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE- CAPTIONED STOCKHOLDER DERIVATIVE ACTION (THE “ACTION”) BY ENTRY OF THE JUDGMENT BY THE COURT AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS. IF YOU HOLD ORIGIN COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER. THE RECITATION OF THE BACKGROUND AND CIRCUMSTANCES OF THE SETTLEMENT CONTAINED HEREIN DOES NOT CONSTITUTE THE FINDINGS OF THE COURT. IT IS BASED ON REPRESENTATIONS MADE TO THE COURT BY COUNSEL FOR THE PARTIES. THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT. Notice is hereby provided to you of the proposed settlement (the “Settlement”) of the above- referenced stockholder derivative lawsuit and related litigation demand. This Notice is provided by Order of the United States District Court for the Eastern District of California (the “Court”). It is not an expression of any opinion by the Court. It is to notify you of the terms of the proposed Settlement, and your rights related thereto. I. WHY THIS NOTICE HAS BEEN ISSUED Your rights may be affected by the Settlement of: (i) the shareholder derivative action captioned In re Origin Materials, Inc. Stockholder Derivative Litigation, Case No. 2:25-CV- 00777-WBS-JD (E.D. Cal.) (the “Action”) filed by plaintiffs Thomas Kaspar (“Kaspar”) and Travis Tanasse (“Tanasse,” together with Kaspar, “Plaintiffs”); and (ii) a litigation demand (the “Demand,” and

2♠11 together with the Action, the “Derivative Matters”) served on the Company’s Board of Directors on March 4, 2025 by stockholder Randell Yaden (“Yaden,” together with Plaintiffs, “Settling Stockholders”). Settling Stockholders; defendants John Bissell, Pia Heidenmark Cook, Kathleen B. Fish, William Harvey, Craig A. Rogerson, Jim Stephanou, R. Tony Tripeny, Rich Riley, Karen Richardson, Benno O. Dorer, and Charles Drucker (the “Individual Defendants”); and nominal defendant Origin Materials, Inc. (“Origin” or the “Company,” together with the Individual Defendants, the “Defendants”) (Settling Stockholders and Defendants are collectively referred to herein as the “Settling Parties”) have agreed upon terms to settle the Derivative Matters and, through counsel, have signed a written Stipulation and Agreement of Settlement (“Stipulation”) memorializing those settlement terms. On January 20, 2026, at 1:30 p.m., at the Robert T. Matsui United States Courthouse, 501 I Street, Sacramento, CA 95814, Courtroom 5, the Honorable William B. Shubb will hold a hearing (the “Settlement Hearing”) in the Action. For more details on the Settlement Hearing, including how to attend and object to the Settlement, see Sections VI and VII below. II. SUMMARY OF THE ACTION A. Description of Allegations in the Action Origin is a Delaware corporation, headquartered in West Sacramento, California, specializing in developing and commercializing sustainable materials to replace traditional petroleum-based materials used in various industries. The Company utilizes a proprietary technology to convert biomass into environmentally friendly alternatives to conventional plastics for use in food and beverage packaging, textiles, adhesives, and other applications. Origin produces various chemicals, including a carbon-negative chloromethylfurfural (“CMF”), which can be converted into, inter alia: (i) paraxylene (“PX”), a material that can replace non-sustainable chemicals used in the production of polyethylene terephthalate (“PET”), which is widely used in textiles and plastic bottles; and (ii) furandicarboxylic acid (“FDCA”), a chemical which can be used to produce polyethylene furanoate (“PEF”), a biobased alternative to PET. On February 17, 2021, the Company announced its intention to invest in two substantial capital projects. Specifically, the Company would be building two commercial-scale plants, referred to as “Origin 1” and “Origin 2.” Origin 1 was expected to be operational by the end of 2022. Origin 2, a significantly larger manufacturing plant, was expected to be operational by mid-2025 and to supply the majority of the Company’s products from 2025 until 2027.

3♠11 The Derivative Matters arise from allegations that the Individual Defendants breached their fiduciary duties as officers and directors of Origin by making and/or permitting the issuance of materially false and/or misleading statements and failing to disclose that: (i) the Company was experiencing chemical fouling issues “at every step” of the process of converting ClVIF to PX at commercial scale; (ii) the fouling issues were causing substantial delays during the FEL 2 phase of the Origin 2 project; (iii) the Individual Defendants had been planning internally to scale down production of PX at Origin 2 or to shift focus toward another product; (iv) the Individual Defendants had been planning internally to split construction of Origin 2 into two phases; (v) the Company entered into a deal with Avantium N.V. (“Avantium”) to produce FDCA at Origin 2 to compensate for the Company’s difficulties associated with producing PX at scale; (vi) contrary to the timeline repeatedly disseminated by the Individual Defendants, Avantium advised that it would take several years before Origin 2 could become operational with respect to production of FDCA; (vii) despite representations concerning the oversight responsibilities of the Board and its committees, neither adequately monitored the accuracy of the public statements issued on behalf of, or concerning, the Company; (viii) Origin’s internal controls over legal compliance, including all laws and regulations governing the content of the Company’s public disclosures, were inadequate; and (ix) as a result of the foregoing, positive statements concerning the Company’s business, operations, and prospects were materially misleading and lacked a reasonable basis at all relevant times. Settling Stockholders alleged that Origin disclosed that Origin 2 would no longer produce PET derived from PX and would instead focus on producing PEF derived from FDCA, and that construction of Origin 2 would be broken up into two phases, with phase 1 expected to be operational by late-2026 or 2027 and phase 2 expected to be operational by 2028, on August 9, 2023, the price of Origin stock declined 66.5%, from a close of $4.33 per share on August 9, 2023 to a close of $1.45 per share on August 10, 2023. Thereafter, the price of Origin stock continued to decline, closing at just $0.99 per share on October 31, 2023, an additional 68% decline from the stock’s August 10, 2023 closing price. As a result, a securities fraud class action was filed against the Company and certain of its officers in the case captioned: In re Origin Materials, Inc. Securities Litig., Case No. 2:23-cv-01816-WBS-JDP (E.D. Cal.) (“Securities Class Action”). On March 4, 2025, stockholder Yaden served a Demand on the Company’s Board of Directors (the “Board”), requesting it to “investigate and commence legal proceedings against ... former and/or current directors, executive officers and agents of the Company ... for breach of fiduciary duties, gross mismanagement, corporate waste, unjust enrichment, and aiding and abetting.” Following this, in an effort to conserve the Company’s resources, counsel for Stockholder and Defendants discussed staying the Demand pending the resolution of an anticipated motion for summary judgment in the Securities Class

4♠11 Action. After negotiating the material terms of the stay, Stockholder and Defendants reached an agreement and executed a stipulation to stay the Demand on May 6, 2025. On March 7, 2025, Plaintiff Kaspar filed a Verified Shareholder Derivative Complaint against the Individual Defendants, asserting claims for breach of fiduciary duty, aiding and abetting breach of fiduciary duty, unjust enrichment, abuse of control, waste of corporate assets, and violations of Section 14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) (the “Kaspar Action”). On March 10, 2025, Plaintiff Tanasse filed a Verified Shareholder Derivative Complaint against the Individual Defendants, asserting claims for breach of fiduciary duties, unjust enrichment, waste of corporate assets, and violations of Section 14(a) of the Exchange Act (the “Tanasse Action”). On June 5, 2025, the Court consolidated the Kaspar and Tanasse Actions, appointed Rigrodsky Law, P.A. and Kuehn Law, PLLC as Co-Lead Counsel, and stayed the Action. The Individual Defendants have vigorously denied, and continue to deny vigorously, any and all allegations of wrongdoing or liability with respect to the claims asserted in the Derivative Matters. B. The Settlement Negotiations In or around July 2025, the Settling Parties commenced negotiations regarding a possible resolution of claims asserted in the Derivative Matters. In connection therewith, the Settling Stockholders reviewed the Company’s existing corporate governance and prepared a settlement proposal which was sent to Defendants’ Counsel for Defendants to review on July 23, 2025. Thereafter, the Settling Parties engaged in numerous discussions concerning potential resolution of the Derivative Matters, during which Defendants shared certain confidential information concerning the Company’s operations, financial condition, and business prospects with Settling Stockholders’ Counsel. In addition, the Settling Parties exchanged numerous draft settlement proposals informed, in part, by that confidential information. After several weeks of arm’s-length negotiations between counsel, the Settling Parties ultimately reached an agreement to resolve the Derivative Matters through the adoption, implementation, and/or maintenance of corporate governance reforms and cost reduction measures (the “Reforms”) set out in Exhibit A to the Stipulation. The Reforms directly address, and seek to remediate, the alleged governance deficiencies that enabled the wrongdoing alleged in the Derivative Matters. If implemented, the Reforms will significantly bolster the Company’s corporate governance policies and practices, substantially enhance the Board’s risk oversight responsibilities and capabilities, and reduce costs for the Company in the near term.

5♠11 III. TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT The proposed Settlement, as set forth fully in the Stipulation, requires the Company to adopt, implement, and/or maintain the Reforms that are set out in Exhibit A to the Stipulation. The Reforms shall be maintained for a minimum period of three (3) years from the date of adoption as provided in the Stipulation. The members of Origin’s Board, including the independent, non-defendant directors, acting by unanimous resolution and in exercise of their business judgment, acknowledges that the Reforms confer substantial benefits upon the Company and its stockholders and that the adoption, implementation, and maintenance of the Reforms are in the best interests of the Company and its stockholders. Defendants also agree that the pendency, prosecution, and settlement of the Derivative Matters and the efforts of counsel for the Settling Stockholders were a material and substantial cause of adoption and implementation of the Reforms which confer substantial benefits on Origin and its stockholders. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court. IV. ATTORNEYS’ FEES AND EXPENSES After the Settling Parties reached an agreement in principle on the material substantive terms to resolve the Derivative Matters, the Settling Parties commenced negotiations regarding the amount of attorneys’ fees and expenses to be paid to Settling Stockholders’ Counsel in consideration of the substantial benefits achieved for the Company and its current stockholders through the pendency, prosecution, and settlement of the Derivative Matters and the efforts of counsel for the Settling Stockholders (“Fee and Expense Amount”). After numerous rounds of negotiations, on October 6, 2025, the Settling Parties agreed to a Fee and Expense Amount in an amount to be approved by the Court but not exceeding $700,000, reflecting the substantial benefits for the Company and its current stockholders through the Derivative Matters. V. REASONS FOR THE SETTLEMENT The Settling Parties believe that the Settlement and each of its terms are fair, reasonable, and in the best interests of the Company and its stockholders, and that the Settlement, including the Reforms, confers substantial and material benefits upon the Company and its stockholders.

6♠11 A. Why Did Settling Stockholders Agree to Settle? Settling Stockholders and Settling Stockholders’ Counsel believe that the claims asserted in the Derivative Matters have merit and that their investigations support the claims asserted. However, and without conceding the merit of any of Defendants’ defenses or the lack of merit of any of their own allegations, based upon their thorough investigation and evaluation of the relevant evidence, substantive law, procedural rules, and their assessment of the interests of Origin and Current Origin Stockholders, Settling Stockholders and Settling Stockholders’ Counsel have determined that the guarantee of the immediate and substantial benefits to Origin and Current Origin Stockholders provided by the Settlement outweigh the speculative possibility that further litigation may result in a one-time monetary payment to the Company of uncertain value, as well as the real risk that Company could recover nothing at all, after significant additional costs, delay, and disruption to the Company. Settling Stockholders and Settling Stockholders’ Counsel have determined that the Settlement is in the best interests of Origin and Current Origin Stockholders. Settling Stockholders’ Counsel is based upon an investigation relating to the claims and the underlying events alleged in the Derivative Matters, including, but not limited to: (i) reviewing and analyzing Origin’s public filings with the SEC, press releases, announcements, transcripts of investor conference calls, and news articles; (ii) reviewing and analyzing the investigations in publicly-available pleadings against Origin related to the allegations in the Derivative Matters; (iii) reviewing and analyzing the allegations contained in the related Securities Class Action; (iv) researching the applicable law with respect to the claims asserted (or which could be asserted) in the Derivative Matters and the potential defenses thereto; (vi) researching the existing corporate governance policies and practices of the Company; and (vii) is informed by the confidential information concerning the Company’s operations, financial condition, and business prospects provided to Settling Stockholders’ Counsel during settlement negotiations. B. Why Did the Defendants Agree to Settle? Each Individual Defendant has denied and continues to deny that he or she has committed or attempted to commit any violations of law, any breaches of fiduciary duty owed to Origin, or any wrongdoing whatsoever, and expressly maintains, that at all relevant times, he or she acted in good faith and in a manner that he or she reasonably believed to be in the best interests of the Company and its stockholders. Defendants further deny that the Settling Stockholders, the Company, or its stockholders suffered any damage or were harmed as a result of any act, omission, or conduct by the Individual

7♠11 Defendants as alleged in the Derivative Matters or otherwise. Defendants further assert, among other things, that the Settling Stockholders lack standing to litigate derivatively on behalf of the Company because the Settling Stockholders have not yet pleaded, and cannot properly plead, that a demand on the Board would be futile. Nonetheless, Defendants believe that the Settlement is in the best interests of the Company, its stockholders, and its employees. Defendants have also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Derivative Matters or other shareholder derivative action(s) or books and records actions, and that the Settlement would, among other things: (a) bring to an end the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Derivative Matters; (b) put to rest those claims and the underlying Derivative Matters; and (c) avoid disruption of the Individual Defendants’ duties due to the pendency and defense of the Derivative Matters. Therefore, Defendants have determined that it is desirable and beneficial that the Derivative Matters, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms set forth below, this Stipulation (including all of the Exhibits hereto) shall in no event be construed as or deemed to be evidence of an admission or concession by Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever. Each Individual Defendant has further asserted, and continues to assert, that at all material times, the Individual Defendant acted in good faith and in a manner that she or he reasonably believed to be in the best interests of the Company and its stockholders. VI. SETTLEMENT HEARING On January 20, 2026, at 1:30 p.m., at the Robert T. Matsui United States Courthouse, 501 I Street, Sacramento, CA 95814, Courtroom 5, the Honorable William B. Shubb will hold the Settlement Hearing in the Action. At the Settlement Hearing, the Court will consider, pursuant to Federal Rule of Civil Procedure 23.1, whether (i) the terms of the Stipulation should be approved as fair, reasonable, and adequate; (ii) this Notice fully satisfies the requirements of Federal Rule of Civil Procedure 23.1 and due process; (iii) to enter the proposed Order and Final Judgment in its entirety, as set forth in Exhibit D to the Stipulation; (iv) the Fee and Expense Amount for Plaintiff’s Counsel, as well as service awards for Settling Stockholders of up to $2,000, to be paid from the Fee and Expense Amount, should be approved; and (v) to determine such other matters as the Court may deem appropriate. The Court may: (i) approve the Settlement, with such modifications as may be agreed to by counsel for the Settling Parties consistent with such Settlement, without further notice to Current Origin Stockholders; (ii) continue or adjourn the Settlement Hearing from time to time, by oral announcement at

8♠11 the hearing or at any adjournment thereof, without further notice to Current Origin Stockholders; and (iii) conduct the Settlement Hearing remotely without further notice to Current Origin Stockholders. VII. RIGHT TO ATTEND SETTLEMENT HEARING Any Current Origin Stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing dates or times without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. CURRENT ORIGIN STOCKHOLDERS WHO HAVE NO OBJECTION TO THE SETTLEMENT DO NOT NEED TO APPEAR AT THE SETTLEMENT HEARING OR TAKE ANY OTHER ACTION. VIII. RIGHT TO OBJECT TO THE SETTLEMENT AND THE PROCEDURES FOR DOING SO You have the right to object to any aspect of the Settlement. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures. A. You Must Make Detailed Objections in Writing Any objections must be presented in writing and must contain the following information: 1. Your name, legal address, telephone number, and e-mail address; 2. The number of shares of Origin stock you currently hold, together with third-party documentary evidence, such as the most recent account statement, showing such share ownership, and proof of being a Current Origin Stockholder as of October 17, 2025 through the present; 3. If the objection is made by the Current Origin Stockholder’s counsel, the counsel’s name, address, telephone number and e-mail address (if available); 4. A statement of specific objections to the Settlement, the grounds therefore, or the reasons for such person desiring to appear and be heard, as well as all documents or writings such person desires the Court to consider; 5. The identities of any witnesses such Person plans on calling at the Settlement Hearing, along with a summary description of their likely testimony; and

9♠11 6. A list — including dates, courts, case names and numbers, and disposition — of any other Settlements to which the individual or entity has been a party to or objected during the previous three (3) years. B. You Must Timely File Written Objections with the Court and Deliver to Counsel for Plaintiff and Defendants ANY WRITTEN OBJECTIONS MUST BE ON FILE WITH THE CLERK OF THE COURT NO LATER THAN December 30, 2025. The Court Clerk’s address is: Office of the Clerk United States District Court Eastern District of California 501 I Street, Room 4-200 Sacramento, CA 95814 YOU ALSO MUST DELIVER COPIES OF THE MATERIALS TO COUNSEL FOR PLAINTIFF AND COUNSEL FOR DEFENDANTS SO THEY ARE RECEIVED NO LATER THAN December 30, 2025. Counsel’s addresses are: for Settling Stockholders: RIGRODSKY LAW, P.A. Timothy J. MacFall 825 East Gate Boulevard, Suite 300 Garden City, NY 11530 Tel: (516) 683-3516 tjm@rl-legal.com KUEHN LAW, PLLC Justin A. Kuehn Molly Brown 53 Hill Street, Suite 605 Southampton, NY 11968 Tel: (833) 672-0814 justin@kuehn.law GAINEY McKENNA & EGLESTON Thomas J. McKenna

10♠11 Gregory M. Egleston 260 Madison Avenue, 22nd Floor New York, NY 10016 (212) 983-1300 tjmckenna@gme-law.com gegleston@gme-law.com Counsel for Defendants: FRESHFIELDS US LLP Boris Feldman Doru Gavril Carl Hudson Rebecca Lockert 855 Main Street Redwood City, CA 94063 Tel: (650) 618-9250 boris.feldman@freshfields.com doru.gavril@freshfields.com carl.hudson@freshfields.com rebecca.lockert@freshfields.com Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court and delivered to the above-referenced counsel for the Settling Parties. Any attorney retained by a person intending to appear, and requesting to be heard, at the Settlement Hearing must, in addition to the requirements set forth above, file with the Clerk of the Court and deliver to counsel listed above for the Settling Parties a notice of appearance, which must be received by no later than December 30, 2025. Any person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding. IX. HOW TO OBTAIN ADDITIONAL INFORMATION

11♠11 This Notice summarizes the Stipulation. It is not a complete statement of the events of the Derivative Matters or the Stipulation. For additional information about the claims asserted in the Derivative Matters and the terms of the proposed Settlement, please refer to the documents filed with the Court in the Derivative Matters, the Stipulation and its exhibits (they are available on the “Investor Relations” section of Origin’s website, available at https://investors.originmaterials.com), and this Notice of Pendency and Proposed Settlement of Derivative Action. You may obtain further information by contacting any of Plaintiff’s counsel at the above contact information. PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT, THE CLERK’S OFFICE, DEFENDANTS OR DEFENDANTS’ COUNSEL. DATED: November 26, 2025 HONORABLE WILLIAM B. SHUBB UNITED STATES DISTRICT COURT JUDGE